UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

February 27, 2008
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

616 N. North Court, Suite 120
Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 8.01 Other Events.

On February 27, 2008, the Registrant announced that its President and Chief Executive Officer, Andrew Reddick, has begun a leave of absence to address health issues and that the Board of Directors of the Registrant elected Richard Markham, a director, as non-executive Chairman of the Board of Directors. A press release announcing the foregoing is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated February 27, 2008 Announcing Appointment of Mr. Richard Markham as non-executive Chairman and the Leave of Absence of Registrant’s Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens Senior Vice President & Chief Financial Officer

Date: February 27, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated February 27, 2008 Announcing Appointment of Mr. Richard Markham as non-executive Chairman and the Leave of Absence of Registrant’s Chief Executive Officer.